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AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 7, 2000
                                                            FILE NO.:   -
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2000


                          JLK DIRECT DISTRIBUTION INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13059

         PENNSYLVANIA                                  23-2896928
 (State or other jurisdiction            (I.R.S. Employer Identification No.)
       of incorporation)



                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)


       Registrant's telephone number, including area code: (724) 539-5000


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ITEM 5.  OTHER EVENTS

On November 7, 2000, JLK Direct Distribution Inc., a Pennsylvania corporation ("JLK"), along with Kennametal Inc., a Pennsylvania corporation ("Kennametal") and an 83% owner of JLK, and Pegasus Acquisition Corporation, a Pennsylvania corporation ("Pegasus") and a wholly owned subsidiary of Kennametal, filed Amendment No. 2 to the Schedule TO under the Securities Exchange Act of 1934, as amended. Amendment No. 2 to the Schedule TO includes a Supplement to the Offer to Purchase dated November 7, 2000 (the "Supplement"). Also on November 7, 2000, JLK filed Amendment No. 2 to the Schedule 14D-9 (together with Amendment No. 2 to the Schedule TO, the "Amendments"), which incorporates the Supplement by reference to Amendment No. 2 to the Schedule TO.

The Amendments and the Supplement relate to JLK's tender offer to purchase all of the outstanding shares of its Class A Common Stock, par value $.01 per share (the "Shares") for a purchase price of $8.75 per share, net to the selling shareowners in cash, without interest (the "Offer"). The tender offer was commenced on October 3, 2000, when JLK, Kennametal and Pegasus initially filed the Schedule TO. The Offer is scheduled to expire at 12:00 midnight on November 15, 2000, unless extended.

The Offer was made pursuant to a merger agreement, dated as of September 8, 2000, among JLK, Kennametal and Pegasus (the "Merger Agreement"). As soon as practicable after the consummation of the Offer and the satisfaction or waiver of certain merger conditions, Pegasus will merge with and into JLK (the "Merger"), with JLK continuing as the surviving corporation. In the Merger, each outstanding Share, other than Shares owned by Kennametal, Pegasus, or JLK and shares held by public shareowners who perfect their appraisal rights under Pennsylvania law, will be converted into the right to receive $8.75 net in cash, without interest.

ITEM 7.  EXHIBITS


(a) Supplement to the Offer to Purchase, dated November 7, 2000 (incorporated by reference to Exhibit (a)(9) to Amendment No. 2 to the Schedule TO filed by JLK, Kennametal and Pegasus on November 7, 2000).

(b) Revised Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit (a)(10) to Amendment No. 2 to the Schedule TO filed by JLK, Kennametal and Pegasus on November 7, 2000).

(c) Revised Form of Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit (a)(11) to Amendment No. 2 to the Schedule TO filed by JLK, Kennametal and Pegasus on November 7, 2000).

(d) Memorandum of Understanding among Schiffrin & Barroway LLP, Harnes Keller LLP, and Buchanan Ingersoll Professional Corporation, dated as of November 3, 2000 (incorporated by reference to Exhibit (a)(12) to Amendment No. 2 to the Schedule TO filed by JLK, Kennametal and Pegasus on November 7, 2000).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2000

                                          JLK DIRECT DISTRIBUTION INC.


                                          By: /s/ Stanley B. Duzy, Jr.
                                             ----------------------------------
                                          Name:  Stanley B. Duzy, Jr.
                                               --------------------------------
                                          Title: Acting Chief Operating Officer
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                                  EXHIBIT INDEX

(a) Supplement to the Offer to Purchase, dated November 7, 2000 (incorporated by reference to Exhibit (a)(9) to Amendment No. 2 to the Schedule TO filed by JLK, Kennametal and Pegasus on November 7, 2000).

(b) Revised Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit (a)(10) to Amendment No. 2 to the Schedule TO filed by JLK, Kennametal and Pegasus on November 7, 2000).

(c) Revised Form of Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit (a)(11) to Amendment No. 2 to the Schedule TO filed by JLK, Kennametal and Pegasus on November 7, 2000).

(d) Memorandum of Understanding among Schiffrin & Barroway LLP, Harnes Keller LLP, and Buchanan Ingersoll Professional Corporation, dated as of November 3, 2000 (incorporated by reference to Exhibit (a)(12) to Amendment No. 2 to the Schedule TO filed by JLK, Kennametal and Pegasus on November 7, 2000).